UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2025

Pacific Coast Oil Trust

(Exact name of registrant as specified in its charter)

Delaware	1-35532	80-6216242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

The Bank of New York Mellon Trust Company, N.A. 601 Travis, Floor 16 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 236-6555

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The following is provided in response to the August 4, 2025 letter to The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) of Pacific Coast Oil Trust (the “Trust”), from a unitholder of the Trust (the “Unitholder Letter”), which was filed as an exhibit to Amendment No. 11 to such unitholder’s Schedule 13D filed with the Securities and Exchange Commission on August 4, 2025.

In the Unitholder Letter, the unitholder urges the Trustee to make a full disclosure on Form 8-K of certain purported well count discrepancies identified by the unitholder and to bring suit against Pacific Coast Energy Company LP (“PCEC”), the operator of the oil and natural gas producing properties in which the Trust holds net profits and royalty interests.

The Trust previously addressed the unitholder’s claimed well count discrepancies in its Form 8-K filed on November 12, 2024.

In the Trust’s Form 8-K filed on July 17, 2025 (the “July 17 Form 8-K”) to report the resignation of Pannell Kerr Forster of Texas, P.C. (“PKF”) as the independent registered public accounting firm of the Trust, the Trust noted that PKF had advised the Trust that PKF had not received certain documentation it requested from PCEC supporting the accounting for the asset retirement obligations (“ARO”) estimated by PCEC, in particular the evidence supporting the well count used to develop the ARO estimate contained in the Trust’s Registration Statement on Form S-1, as amended, effective May 2, 2012, which may affect other analysis supporting the valuation of the underlying properties and may materially impact the fairness or reliability of the Trust’s financial statements. The Trustee has requested this information from PCEC and will analyze it with the assistance of experts once received.

With regard to the unitholder urging the Trustee to initiate legal action against PCEC, the Trustee will, as it has always done, exercise the authority granted under Article III of the Trust Agreement, including the authority to prosecute claims of the Trust, as in the Trustee’s judgment is necessary, desirable or advisable to best achieve the purposes and powers of the Trust.

The Unitholder Letter also makes reference to a statement in the July 17 Form 8-K regarding the Trustee’s retention of “appropriate legal and accounting experts to conduct an investigation.” As disclosed in the July 17 Form 8-K, this statement was referring to the Trustee’s independent investigation of the relevant allegations made by a former employee of PCEC in a complaint filed with the SEC and in a federal civil lawsuit against PCEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Coast Oil Trust

	By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

Date: August 13, 2025		By:	/s/ Sarah Newell
Sarah Newell
Vice President